SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PRO-DEX, INC.
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151 E Columbine Avenue
Santa Ana, California 92707
______________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 30, 2006

To the shareholders of Pro-Dex, Inc.:

The Annual Meeting of Shareholders of Pro-Dex, Inc. (the "Company") will be held at the DoubleTree Hotel Santa Ana, 201 E. MacArthur Blvd, Santa Ana, California, on Thursday, November 30, 2006, at 8:00 A.M. Pacific Time, for the following purposes:

  To elect one person to serve as a Class III director of the Company for a term of three years. The Class III nominee for election to the Board is named in the attached Proxy Statement, which is part of this Notice.

  To approve the amendment and restatement of the Company's 2004 Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 500,000 from 1,500,000 to 2,000,000 and to add restricted stock grants to the types of awards available for grant under the plan.

  To ratify the appointment of Moss Adams, LLP as independent public accountants of the Company for the fiscal year ending June 30, 2007.

  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 13, 2006, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please sign the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the Annual Meeting. If you return your proxy card, you may nevertheless attend the Annual Meeting and vote your shares in person.

By Order of the Board of Directors, PRO-DEX INC. /s/ Jeffrey J. Ritchey Corporate Secretary

151 E Columbine Avenue
Santa Ana, California 92707
______________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 30, 2006

______________________

PROXY STATEMENT

________________________

SOLICITATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Pro-Dex, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders to be held at the DoubleTree Hotel Santa Ana, 201 E. MacArthur Blvd, Santa Ana, California, on Thursday, November 30, 2006, at 8:00 A.M. Pacific Time, and at any and all adjournments or postponements thereof. Shareholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope or otherwise mail it to the Company. All shares represented by each properly executed and unrevoked proxy received in advance of the Annual Meeting, and that are not revoked, will be voted in the manner specified therein, and if no direction is indicated, "for" each of the proposals described on the proxy card.

Any shareholder has the power to revoke his or her proxy at any time before it is voted.  A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by submitting prior to or at the Annual Meeting a later dated proxy executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

Any shareholder who would like to vote in person at the Annual Meeting and owns shares in street name, should inform his/her broker bank of such plans and request a legal proxy from the broker. Such shareholders will need to bring the legal proxy with them to the Annual Meeting and valid picture identification such as a driver's license or passport in addition to documentation indicating share ownership. Such shareholders who do not receive the legal proxy in time, should bring with them to the Annual Meeting their most recent brokerage account statement showing that they owned Pro-Dex, Inc. stock as of the record date.  Upon submission of proper identification and ownership documentation, the Company will be able to verify ownership of its Common Stock and admit the shareholder to the Annual Meeting; however, such shareholder will not be able to vote his/her shares at the Annual Meeting without a legal proxy.  Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and such shareholder's vote will not be counted unless he/she appears at the Annual Meeting and votes in person.

The Company's Board of Directors does not presently intend to bring any business before the Annual Meeting other than the proposals referred to in this proxy statement and specified in the Notice of Meeting. So far as is known to the Company's Board of Directors, no other matters are to be brought before the meeting. As to any business that may properly come before the meeting, however, it is intended that shares represented by proxies held by management will be voted in accordance with the judgment of the persons voting the shares.

This proxy statement, the accompanying proxy card and the Company's Annual Report are being mailed to the Company's shareholders on or about October 30, 2006.  The cost of soliciting proxies will be borne by the Company. The solicitation will be made by mail and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communications with some shareholders. The Company's regular employees, who will not receive additional compensation for the solicitation, will make such further solicitations.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of the 9,548,992 shares of the Company's Common Stock outstanding at the close of business on October 13, 2006, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.  Under Colorado law, the Company's Articles of Incorporation and the Company's Bylaws, the holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on each matter, as of the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  If a quorum is not present with respect to a matter, the Annual Meeting may be postponed or adjourned to allow additional time for obtaining additional proxies or votes.  At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the reconvening of the Annual Meeting.  Shares of the Company's Common Stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

An "abstention" is the voluntary act of not voting by a shareholder who is present at a meeting and entitled to vote.  "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter.

Assuming a quorum is present, for Proposal 1 (the election of directors) the nominee for director for the Class III position receiving the highest number of affirmative votes will be elected; votes withheld and votes against a nominee have no practical effect.  In matters other than election of directors, assuming that a quorum is present, for each matter, the matter will be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter.  In such matters, abstentions and broker non-votes will not be included in the vote totals and, therefore, will have no effect on the vote.  Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the record date. Votes cast at the meeting will be tabulated by the person or persons appointed by the Company to act as inspectors of election for the meeting.

Recommendation of the Company's Board of Directors

The Company's Board of Directors recommends that the Company's shareholders vote "for" each of the proposals described in this proxy statement and the accompanying Notice of Meeting.

THE PROPOSALS TO BE VOTED UPON AT THE MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of September 29, 2006 by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's current and nominated directors, (iii) each of the Named Executive Officers (as hereinafter defined), and (iv) all current directors and Named Executive Officers of the Company as a group.

Name of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percent of Common Stock Beneficially Owned(3)
First Wilshire Securities Management Inc. 1224 East Green Street Pasadena, CA 91106	1,377,072	14.4%

Ronald G. Coss 3 Overlook Drive Newport Coast, CA 92657	1,316,879(4)	13.6%

George J. Isaac	149,900(4)	1.6%
Mark P. Murphy	78,200(4)	*
Michael A. Mesenbrink	65,000(4)	*
Valerio L. Giannini	65,000(4)	*

Patrick Johnson	567,216(4)	5.6%
Jeffrey J. Ritchey	112,000(4)	1.2%
Ajay Kumar	30,000(4)	*

All Executive Officers and directors as a group (7 persons)	1,062,316(4)	10.3%

__________________________

* Less than 1%.

  Unless otherwise indicated, the address is c/o Pro-Dex, Inc., 151 E. Columbine Avenue, Santa Ana, California 92707.

  Unless otherwise indicated, to the Company's knowledge, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property and similar laws, where applicable.

  Applicable percentage ownership is based on 9,548,992 shares of Common Stock outstanding as of September 29, 2006.  Any securities not outstanding but subject to warrants or options exercisable as of September 29, 2006 or exercisable within 60 days after such date are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such warrants or options but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

  Includes shares of Common Stock issuable upon the exercise of warrants and options which were exercisable as of September 29, 2006 or exercisable within 60 days after September 29, 2006, as follows: Mr. Coss; 100,000 shares, Mr. Isaac, 45,000 shares; Mr. Murphy, 30,000 shares; Mr. Mesenbrink, 65,000 shares; Mr. Giannini, 45,000 shares; Mr. Johnson, 494,316 shares; Mr. Ritchey; 110,000 shares, Mr. Kumar, 30,000 shares and all current directors and Named Executive Officers as a group, 819,316 shares.

Proposal No. 1

ELECTION OF DIRECTORS

The Company's Articles of Incorporation provide for the classification of the Company's Board of Directors.  The Board of Directors, which currently is composed of four (4) members, is divided into three (3) classes.  Generally, absent earlier resignation of a Class member, one Class stands for re-election at each annual meeting of shareholders. The Board of Directors currently is comprised of two Class I directors (George J. Isaac and Michael A. Mesenbrink), one Class II director (Valerio L. Giannini), and one Class III director (Mark P. Murphy).  Prior to October 18, 2006, the Board of Directors was composed of five directors.  On that date, Patrick L. Johnson tendered his resignation as a Class II director and thereafter the size of the Board of Directors was reduced from five to four.

The term of the Class I directors expires in 2007.  The term of the Class II director expires in 2008.  The term of the Class III director expires in 2006 and upon election, the term of each such director shall expire again in 2009.

Certain information with respect to each of the nominees who will be presented at the Annual Meeting by the Board of Directors for election as a director is set forth below. Although it is anticipated that each nominee will be available to serve as a director, should that nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by the Company's Board of Directors.

Unless the authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of the nominee presented below. In the election of directors, assuming a quorum is present, the Class III nominee receiving the highest number of votes cast at the meeting will be elected as a director of the Company.

DIRECTORS

Set forth below is certain information with respect to the Company's continuing directors and director nominees.

Name	Age	Position with Company	Class	Class Expiration Year
Mark P. Murphy	47	Director and Nominee	Class III	2009
		Chief Executive Officer and President
George J. Isaac	61	Director¹	Class I	2007
Michael A. Mesenbrink	59	Director¹	Class I	2007
Valerio L. Giannini	68	Director¹	Class II	2008

__________________________

(1) Member of the Audit and Compensation Committees

Messrs. Giannini, Mesenbrink and Isaac are "independent" directors as such term is defined in Rule 4200(a)(15) of the NASD listing standards.

The Board of Directors is of the opinion that the election to the Company's Board of Directors of the Class III Director nominee identified herein, who has consented to serve if elected, would be in the Company's best interests. The name of the Class III Director nominee to be elected is Mark P. Murphy.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ELECTION OF THE NOMINEE NAMED BELOW AS CLASS III DIRECTOR.

Mark P. Murphy (47), Class III Director and nominee, was appointed the Company's Chief Executive Officer and President in August 2006. Prior to August 2006, Mr. Murphy served as the Chief Operating Officer and a director of Kyocera Tycom Corporation, a manufacturing company that designs and sells precision cutting instruments, where he managed the firm's 400 employees worldwide.  Prior to Kyocera Tycom, Mr. Murphy was Chief Operating Officer and a director of Dynamotion Corporation and was with Arthur Young & Co's consulting practice.  Mr. Murphy earned a BA in Business Administration and an MBA in Finance from California State University at Fullerton.  He joined the Pro-Dex board of directors in 2002.

CONTINUING DIRECTORS

George J. Isaac (61), Class I Director, is a Certified Public Accountant and has had his own CPA firm since 2003.  Mr. Isaac served as a consultant to the Company and its predecessor since 1978, became a member of the Company's Board of Directors in July 1995, and was the Company's Chief Financial Officer from August 1995 to July 2002 and Secretary from July 2002 to October 2003.  Mr. Isaac was a principal in the certified public accounting firm of Joseph B. Cohan and Associates, Worcester, Massachusetts.  Mr. Isaac is a director of Professional Sales Associates, Inc. ("PSA"), a dental product sales organization, and Commerce Bank & Trust.  Mr. Isaac has been a director of the Company since 1995.

Michael A. Mesenbrink (59), Class I Director, is currently a venture partner with Vangel Capital Group and prior to that was CEO of Center For Advanced Laparoscopic Surgery, a national bariatric surgery practice and company, and has been in the medical device and health care industry for 32 years. He has served as CEO of a multi national sports medicine company, Innovation Sports, Inc. and Executive Vice President of a public medical device company, Medstone International. He was co founder of Medical Imaging Centers of America (MICA) that went public and had a market capitalization of $225 million. Mr. Mesenbrink was formerly with Johnson & Johnson; Becton-Dickinson and has founded several companies and held many senior management roles in cardiovascular, surgery, and radiology product based companies.  Mr. Mesenbrink received a BA degree in Zoology/Chemistry from San Jose State University in 1970 and did postgraduate studies at the Menai Bridge Ocean Science Laboratories, University of Wales, U.K.  Mr. Mesenbrink has been a director of the Company since 2002.

Valerio L. Giannini (68), Class II Director, has been a principal of Newcap Partners, a Los Angeles based private investment banking firm since 1995.  He previously served as CEO of a subsidiary of the Geneva Companies, which was then a subsidiary of Chemical Bank.  Mr. Giannini joined Geneva from Cumberland Investment Group, a New York based private investment banking partnership. Prior to Cumberland, he held appointments as Director of White House Operations, and as a Deputy Assistant Secretary of Commerce. Mr. Giannini was also previously with the Corporate Planning Division of IIT Research Institute (Chicago) and the Corporate Finance department of Kidder, Peabody & Co. New York.  Mr. Giannini holds a BSE from Princeton University. Mr. Giannini has been a director of the Company since 2002.

BUSINESS EXPERIENCE OF KEY MANAGEMENT

Set forth below is information concerning other non-director key management personnel of the Company.

Jeffrey J. Ritchey (43), is the Company's Treasurer, Chief Financial Officer and Secretary. Mr. Ritchey joined the Company's Micro Motors subsidiary as Controller in August 2001 and became the Company's Chief Financial Officer in July 2002 and the Secretary in October 2003.  Mr. Ritchey was the Chief Executive Officer of the Company from April 2006 to August 2006.  Mr. Ritchey's previous experience includes serving as the Controller and Finance Director of Kyocera Tycom Corporation from 1997 to 2001 and corporate and operational positions at Hughes Electronics and DIRECTV (subsidiaries of General Motors) from 1990 to 1997.  Mr. Ritchey received B. S. degrees in Economics and Finance and a M.S. degree in Finance from the University of Arizona and has been a Chartered Financial Analyst ("CFA") charterholder since 1992.

Patrick L. Johnson (45), is the Company's Executive Vice President of Business Development.  He joined the Company's Micro Motors subsidiary as Vice President and General Manager in March 2000 and served as the President and CEO of the Company from September 2002 to April 2006 and as a director of the Company from December 2005 to October 2006.  Mr. Johnson also served as General Manager of Analytic Endodontics, Inc. (a division of Sybron Dental) from 1997 to 2000 and General Manager of Tycom Dental, Inc. from 1996 to 1997, both dental related product manufacturers.  Prior to that, Mr. Johnson served as Vice-President and General Manager of Dabico, Inc., a manufacturing company that specialized in the design and manufacture of in-ground service equipment for commercial and military aircraft.  Mr. Johnson received B.A. degrees in Legal Studies and Philosophy from the University of California at Santa Cruz and a MBA degree from Pepperdine University.

Ajay Kumar (40), is the Company's Vice President of Product Development. Mr. Kumar joined the Company in August 2005.  From 2001 to 2004, he served as a Director of New Product Development for the Dental Division of Zimmer Incorporated, where he led a team of R&D engineers and designers to develop the Company's next generation implant designs. Mr. Kumar is named on 12 issued and 15 pending patents. His previous positions included Manager of the R&D Department and Projects for Nobel Biocare from 1998 to 2001, and R&D Engineer for Steri-Oss from 1996 to 1998.  Mr. Kumar has an MBA from University of California, Irvine and a Masters in Biomedical Engineering from Rutgers University. In addition, he has a MSME from the University of Southern Illinois and a BSME from the India Institute of Technology, Kurukshetra, India.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The Company's executive officers have an interest in Proposal No. 2 to approve the amendment and restatement of the 2004 Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 500,000 from 1,500,000 to 2,000,000 and add restricted stock grants to the types of awards available for grant under the plan because such officers may receive grants of stock options or restricted stock under the 2004 Stock Option Plan.  Because awards under the 2004 Stock Option Plan are discretionary, no future awards under the 2004 Stock Option Plan are determinable at this time for the Company's executive officers.

BOARD OF DIRECTORS MEETINGS AND RELATED MATTERS

During the fiscal year ended June 30, 2006, the Board of Directors held nine meetings and there were four actions by unanimous written consent.  Included in the nine meetings were meetings of the Independent Members Committee that consists of three Board members, Michael A. Mesenbrink, George Isaac and Valerio L. Giannini.  George Isaac replaced Mark P. Murphy on the Committee in August 2006.  The Independent Members Committee is comprised entirely of non-employee, "independent" (as defined in Rule 4200(a)(15) of the NASD listing standards) directors.  In addition to general oversight duties, the Independent members Committee performed the search for the new Chief Executive Officer in fiscal year 2006.  No director attended less than 75% of the aggregate of all meetings of the Board of Directors and all meetings of committees of the Board of Directors upon which he served.

The Board of Directors has an Audit Committee that consists of three Board members, Michael A. Mesenbrink, George Isaac and Valerio L. Giannini.  Mark P. Murphy was replaced on the Audit Committee by George Isaac in August 2006.  The Audit Committee is comprised entirely of non-employee, "independent" (as defined in Rule 4200(a)(15) of the NASD listing standards) directors and operates under a written charter adopted by the Board of Directors.  The duties of the Audit Committee include meeting with the independent public accountants of the Company to review the scope of the annual audit and to review the quarterly and annual financial statements of the Company before the statements are released to the Company's shareholders. The Audit Committee also evaluates the independent public accountants' performance and makes recommendations to the Board of Directors as to whether the independent public accounting firm should be retained by the Company for the ensuing fiscal year.  A copy of the Audit Committee's current charter may be found at the Company's website at www.pro-dex.com.  The charter may be found as follows:  From our main web page, first click on "Investor Relations," and then click on "Governance," and then click on "Audit Committee Charter."  The Audit Committee and Board of Directors have confirmed that the Audit Committee does and will continue to include at least three members and has confirmed that Mr. Isaac meets applicable NASD listing standards for designation as an "Audit Committee Financial Expert" and being "independent" based upon his experience noted herein.  The Audit Committee held five meetings during the fiscal year ended June 30, 2006.

The Board of Directors has a Compensation Committee that consists of three Board members, Michael A. Mesenbrink, George Isaac and Valerio L. Giannini.  George Isaac replaced Mark P. Murphy on the Compensation Committee in August 2006.  The Compensation Committee is comprised entirely of non-employee, "independent" (as defined in Rule 4200(a)(15) of the NASD listing standards) directors and operates under a written charter adopted by the Board of Directors, a copy of which may be found at the Company's website at www.pro-dex.com.  The charter may be found as follows:  From our main web page, first click on "Investor Relations," and then click on "Governance," and then click on "Compensation Committee Charter".  The Compensation Committee establishes compensation policies applicable to the Company's executive officers.  The Compensation Committee held one meeting during the fiscal year ended June 30, 2006.

The entire Board of Directors performs the functions of a nominating committee.  In such capacity, the Board identifies and reviews the qualifications of candidate nominees to the Board of Directors.  The Board will consider candidate nominees for election as a director who are recommended by shareholders.  Recommendations should be sent to the Secretary of the Company and should include the candidate's name and qualifications and a statement from the candidate that he or she consents to being named in the proxy statement and will serve as a director if elected. In order for any such candidate to be considered for nomination and, if nominated, to be included in the proxy statement, such recommendation must be received by the Secretary not less than 120 days prior to the anniversary date of the Company's mailing of its proxy statement for the most recent annual meeting of shareholders

The Board of Directors believes that it is desirable that directors possess an understanding of the Company's business environment and have the knowledge, skills, expertise and such diversity of experience that the Board's ability to manage and direct the affairs and business of the Company is enhanced.   Additional considerations may include an individual's capacity to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.  The Board of Directors may receive candidate nomination suggestions from current Board members, Company executive officers or other sources, which may be either unsolicited or in response to requests from the Board for such candidates.  The Board may also, from time to time, engage firms that specialize in identifying director candidates.  Once a person has been identified by the Board as a potential candidate, the Board may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Board determines that the candidate warrants further consideration, a member of the Board may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Board may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate.  The Board may consider all such information in light of information regarding any other candidates that the Board might be evaluating for nomination to the Board of Directors.  Board members may also contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments.  With the nominee's consent, the Board may also engage an outside firm to conduct background checks on candidates as part of the nominee evaluation process.  The Board's evaluation process does not vary based on the source of the recommendation, though in the case of a shareholder nominee, the Board may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

As of June 30, 2006, four of the five members of the Board were "independent" directors (as defined in Rule 4200(a)(15) of the NASD listing standards).  As a result of the resignation of Patrick L. Johnson as a director on October 18, 2006, three of the four members of the current Board are "independent" directors.  No paid consultants were engaged by the Company, the Board or any of its committees for the purposes of identifying qualified, interested Board candidates.  A copy of the Board Procedures Concerning Nominations may be found at the Company's website at www.pro-dex.com.  The Procedures may be found as follows:  From our main web page, first click on "Investor Relations," and then click on "Governance," and then click on "Procedures Governing the Nominating Function".

Directors of the Company who are not also employees received a fee of $3,000 per quarter plus $1,000 per board meeting attended, plus $750 per each day of committee meetings attended, plus an annual option grant, together with reasonable expenses of attendance at board meetings and committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No director or executive officer of the Company serves as an officer, director or member of a compensation committee of any other entity for which an executive officer or director thereof is also a member of the Company's Board of Directors.

FAMILY RELATIONSHIPS

There are no family relationships among the Company's executive officers and directors.

COMPENSATION OF EXECUTIVE OFFICERS AND MANAGEMENT

The following table sets forth certain compensation information for the three fiscal years ended June 30, 2006, 2005 and 2004, respectively, by the Chief Executive Officer and the other highest paid executive officers of the Company serving as such at the end of the fiscal year ended 2006 whose aggregate total annual salary and bonus for such year exceeded $100,000 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	All Other Compensation (2)	Securities Underlying Stock Options

Patrick Johnson (3) Executive Vice President of Business Development, Former Director, President and CEO	2006 2005 2004	$199,449 $208,497 $188,964	$-- $67,757(1) $--	$16,177 $10,981 $18,468	-- -- --

Jeffrey J. Ritchey (4) Interim President and CEO, Treasurer, CFO and Secretary	2006 2005 2004	$123,485 $123,859 $113,846	$5,000 $28,754(1) $--	$11,827 $8,334 $10,230	-- 20,000 --

Ajay Kumar (5) Vice President of Product Development	2006	$114,231	$--	$10,721	120,000

             (1)               Represents amounts earned in prior year and paid in year reported.

(2) All Other Compensation consists of:
Name	Fiscal Year	Health insurance and related payments	Matching contributions to the Company's 401(k) plan	Automotive reimbursement

Patrick Johnson	2006 2005 2004	$13,886 $8,375 $12,004	$2,292 $2,606 --	$-- $-- $4,154

Jeffrey J. Ritchey .	2006 2005 2004	$10,183 $6,422 $8,867	$1,644 $1,912 $1,363	$-- -- --

Ajay Kumar	2006	$10,332	$--	$--

(3)

Mr. Johnson commenced employment with the Company in April 2000 and was named President and Chief Executive Officer in September 2002. Mr. Johnson resigned as President and Chief Executive Officer in April 2006, at which time he was appointed Executive Vice President and Chief Business Development Officer. Mr. Johnson resigned as a Director in October 2006.

(4)

Mr. Ritchey commenced employment with the Company in August 2001 and was named Treasurer and Chief Financial Officer in July 2002 and Secretary in October 2003.  Mr. Ritchey was appointed interim President and Chief Executive Officer in April 2006 after the resignation of Mr. Johnson and held those officer positions until the appointment of the Company's current President and Chief Executive Officer, Mark P. Murphy, in August 2006.

(5)	Mr. Kumar commenced employment with the Company in August 2005.

OPTION GRANTS IN LAST FISCAL YEAR

The following table provides information regarding options granted in the fiscal year ended June 30, 2006 to the Named Executive Officer.

Name	Grant Date	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year (1)	Exercise Price Per Share	Expiration Date
Ajay Kumar	08/01/05	120,000 (2)	70.6%	$ 2.85	07/31/15

(1) Based on options to purchase 170,000 shares granted to our employees during the fiscal year ended June 30, 2006.

(2) The vest and become exercisable in four equal annual installments commencing on the anniversary date of the grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table provides information on option exercises in fiscal year ended June 30, 2006 by the Named Executive Officers and unexercised options held by each of them at the close of such fiscal year. The value of the unexercised in-the-money options is based on the closing price of the Company's Common Stock of $1.75 per share on the Nasdaq Capital Market as of June 30, 2006, less the exercise price of the options.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at June 30, 2006 (#)		Value of Unexercised In-The-Money Options at June 30, 2006 ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick Johnson	0	$0	494,316	0	$303,542	$0
Jeffrey J. Ritchey	0	$0	90,000	30,000	$91,250	$19,950
Ajay Kumar	0	$0	0	120,000	$0	$0

LONG-TERM INCENTIVE PLAN AWARDS

In the fiscal year ended June 30, 2006, no long-term incentive plan awards were given to the Named Executive Officers.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about the Company's common stock that may be issued upon the exercise of options under all of the Company's equity compensation plans as of June 30, 2006.

			Number of Securities
	Number of Securities		Available for Issuance
	to be Issued Upon	Weighted Average	Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(excluding services
Plan Category	Warrants and Rights	Warrants, and Rights	reflected in column (a))
	(a)	(b)	(c)
Plans Approved by
Stockholders
• Employee Plan	1,019,316	$1.58	88,045
• Director Plan	185,000	$2.26	240,000
Plans Not Approved by
Stockholders	100,000	$1.25	-

Total	1,304,316	$1.65	328,045

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

Mr. Murphy has an employment agreement ("Murphy Employment Agreement") with the Company dated August 14, 2006, concerning his employment as the Company's President and Chief Executive Officer. Under the terms of the Murphy Employment Agreement, Mr. Murphy is to receive an annual salary of $280,000, subject to annual CPI adjustment, plus health and life insurance benefits available to all Company employees.

In addition to the foregoing salary and benefits, Mr. Murphy is eligible for additional compensation if he remains employed by the Company on a full time basis ("Continuing Employment Status") including the following:

An annual bonus equal to (i) 0.75% of his annual salary, times (ii) each one percent (or any portion thereof) increase in pre-tax earnings (including extraordinary gains and losses) per share for fiscal years ending after July 1, 2006 over the prior fiscal year. The annual bonus shall be payable within ten days after Mr. Murphy has signed and the Company has filed with the Securities and Exchange Commission ("SEC")  the required Chief Executive Officer certifications, without qualification, for Form 10-KSB (or Form 10-K, as the case may be) for the most recent fiscal year. Such Continuing Employment Status shall not be required for additional compensation under the "annual bonus" benefits in the event that during the period (i) following the conclusion of the Company's fiscal year and (ii) prior to the Company's filing of Form 10-KSB (or Form 10-K, as the case may be), his employment is terminated by the Company without "Cause" or he resigns for "Good Reason," each as defined below). If his employment has been terminated by the Company without Cause prior to the time that he has signed such certifications, or by Mr. Murphy for Good Reason prior to the time that he has signed such certifications, the annual bonus shall be payable within thirty (30) days following the termination of his employment.  The actual annual bonus for fiscal year ending June 30, 2007 shall not exceed $25,000; and shall not exceed $50,000 for fiscal year ending June 30, 2008.  The bonus is not limited for fiscal years ending after June 30, 2008.

A second bonus equal to the appreciation of an aggregate of 450,000 shares of the Company's Common Stock over the closing price of such number of shares on the day preceding the starting date of his employment with the Company. Entitlement to this second bonus shall vest at the rate of 33.333% per year commencing with the first anniversary of such starting date (subject to acceleration in certain events as described below), and all or any part of each incremental vested portion shall be exercisable within five years from the date such increment first vested and payable in cash in the installments described below commencing on the earliest of (i) 90 days written notice from Mr. Murphy to the Company, based on the average closing price of the Company's common shares, over the ten trading days immediately preceding receipt of such written 90-day notice outside of any blackout periods applicable to all insiders, (ii) termination of his employment (except for termination of his employment by the Company for "Cause" or resignation by him without Good Reason), based on the average closing price of the Company's common shares over the ten trading days immediately preceding the date of termination, outside of any blackout periods applicable to all insiders of the Company ) or (iii) in case of a Liquidity Event as defined below, based on the price per share received by the Company's shareholders in the Liquidity Event. Payments of this second bonus shall be in quarterly installments equal to 10% of the Company's pretax net income (and with respect to the final quarterly payment, so much as may remain to be paid), including extraordinary gains and losses, as reported in the Company's financial statements contained within Form 10-QSB or Form 10-KSB, as the case may be (or Form 10-Q or Form 10-K, as the case may be, for the preceding quarter, payable each quarter within thirty (30) days following the determination of such pretax net income; provided, however, that any payments of this second bonus which are earned but remain outstanding as of the date of his termination/severance of employment shall be paid over a period of twelve (12) months as set forth in the Murphy Employment Agreement. The unpaid portion shall become immediately due and payable upon a Liquidity Event.

The second bonus may be replaced at the Company's sole option on or before February 28, 2007 with a grant of 340,000 restricted shares of the Company's Common Stock of the Company in accordance with an equity incentive compensation plan if such a plan is approved by the Company's shareholders at the Company's 2006 Annual Meeting of Shareholders' (or other such special shareholders' meeting of the Company) vesting at the rate of 85,000 shares per year commencing January 2, 2007 or the grant date, whichever is later. If the restricted stock grant is pursuant to the Company's general equity incentive plan for its key employees as approved by the Company's Board of Directors and shareholders, then the Company shall register such shares with the SEC.

In the event of a transaction in which the Company's shareholders receive cash or marketable securities for their shares of stock of the Company (a "Liquidity Event"), the vesting of the unvested restricted shares or portion of the second bonus will accelerate immediately prior to the Liquidity Event based on the amount received by the Company's shareholders.

In the event Mr. Murphy is terminated involuntarily by the Company without "Cause" or resigns with "Good Reason" as defined below, the Company shall pay him his (i) annual salary up through the date of termination plus (ii) accrued vacation plus (iii) severance equal to $280,000 and (iv) any annual bonus or second bonus earned but not yet paid as of the termination date.  With the exception of the earned amount of his annual bonus (to be paid within thirty (30) days of his termination), the severance payment referred to above shall be made in equal incremental payments over a period of twelve (12) months from the termination date.

The Murphy Employment Agreement defines "Cause" as termination due to: (i) Mr. Murphy's failure or inability to perform his duties with the Company or a related entity; (ii) his failure to substantially follow and comply with the specific and lawful directives of the Board or any officer of the Company or a related entity to whom he reports directly; (iii) the Board's determination on advice of counsel of his commission of an act of fraud or dishonesty; his engagement in illegal conduct, gross misconduct or an act of moral turpitude; or his material violation of any material written policy, guideline, code, handbook or similar document governing the conduct of directors, officers or employees of the Company or its related entities; or (iv) a material breach by Mr. Murphy of the terms of the Murphy Employment Agreement. The Murphy Employment Agreement defines "Good Reason" as: (i) a reduction in Mr. Murphy's salary or failure of the Company to pay any amount owing to him under the Murphy Employment Agreement when due; or a material reduction in benefits provided to him under the Murphy Employment Agreement; (ii) the Company's requiring him to be based full time in any office or location outside of a sixty (60) mile radius from his current residence in Yorba Linda, California; (iii) his being requested by the Board to execute any documents or take any action in violation of any laws or regulations applicable to the Company, commit an act of fraud or dishonesty violation of any material written policy, guideline, code, handbook or similar document governing the conduct of directors, officers or employees of the Company or its related entities; (iv) a Liquidity Event, in which he is not offered an executive position with substantially comparable compensation, benefits and incentives with any successor to the Company based in any office or location inside a sixty (60) miles radius from his current residence in Yorba Linda; California; or (v) a material breach by the Company of the Murphy Employment Agreement.  Both the Company and Mr. Murphy has a 30 day cure period following a notice of "Cause" or "Good Reason" as the case may be.

Employment Agreement with Patrick Johnson

Mr. Johnson has an employment agreement ("Johnson Employment Agreement") with the Company dated April 12, 2006, as amended October 18, 2006, concerning his employment as the Company's Executive Vice President of Business Development.  Under the terms of the Johnson Employment Agreement, Mr. Johnson is to receive an annual salary of $180,000 and is entitled to severance equal to four months of his annual salary if he is terminated involuntarily.

Options and Warrants Generally

For options and warrants other than those discussed above, the Board of Directors, as the administrator of the Company's 2004 Employee Stock Option Plan and Director Stock Option Plan, has the discretion to accelerate any outstanding options held by the employees and directors in the event of an acquisition of the Company by a merger or asset sale in which the outstanding options under each such plan are not to be assumed by the successor corporation or substituted with options to purchase shares of such corporation.

COMPENSATION COMMITTEE REPORT

The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

Compensation Philosophy

The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers that contribute to the long-term success of the Company. The Company's compensation program for executive officers is based on the same four principles applicable to compensation decisions for all employees of the Company:

  The Company pays competitively. The Company is committed to providing a pay program that helps attract and retain highly qualified people in the industry.  To ensure that pay is competitive, the Company compares its pay practices with those of other leading companies of similar size and sets its pay parameters based on this review.

  The Company pays for relative sustained performance. Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by the Board of Directors by reviewing the extent to which strategic and business plan goals are met, including such factors as revenues, operating profit and cash flow.

  The Company strives for fairness in the administration of pay and to achieve a balance of the compensation paid to a particular individual with the compensation paid to other executives both inside the Company and at comparable companies.

  The Company believes that employees should understand the performance evaluation and pay administration process.

Compensation Vehicles

The Company has historically used a compensation program that consists of cash and equity based compensation. The vehicles are:

Salary. The Company sets base salary for its employees by reviewing the base salary for competitive positions in the market in order to attract, retain, and motivate highly talented individuals at all levels in the organization.

Bonus.  The Company utilizes incentive compensation plans for all employees to reward achievement of key objectives and goals.

Employee Stock Option Program. The purpose of this program is to provide additional incentives to selected employees to work to maximize shareholder value.  Compensation Committee of the Board of Directors makes all stock option grants.  Stock options generally are granted with an exercise price equal to the fair market value of the underlying Common Stock on the date of grant and vest in equal annual installments over a four-year period.

Stock Appreciation Rights. The purpose of this program is to provide additional incentives to the Chief Executive Officer to work to maximize shareholder value.  The Compensation Committee of the Board of Directors makes all grants of Stock Appreciation Rights.  Stock Appreciation Rights generally are granted with a base price equal to the fair market value of the underlying Common Stock on the date of grant and vest in equal annual installments over a three-year period.

COMPENSATION COMMITTEE

Valerio L. Giannini	Michael A. Mesenbrink	George Isaac

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of the Board of Directors in providing oversight to the financial management, independent auditors, and financial reporting procedures of the Company.  The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those statements.  In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2006 Annual Report on Form 10-KSB with management and the independent auditors.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), as amended.  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with the independent auditors their independence.  In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by Moss Adams, LLP were compatible with maintaining their independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006, for filing with the Securities and Exchange Commission.

The Audit Committee has retained Moss Adams, LLP to serve as the Company's independent auditors for the fiscal year ending June 30, 2007.

AUDIT COMMITTEE

Valerio L. Giannini	Michael A. Mesenbrink	George Isaac

DIRECTORS' COMPENSATION

Directors of the Company who are not also employees receive a fee of $3,000 per quarter plus $1,000 per board meeting, plus $750 per each day of committee meetings attended, together with reasonable expenses of attendance at board meetings and committee meetings.  The directors' fees paid in the fiscal year ended June 30, 2006 are as follows:

Director	Directors' Fees received in the Fiscal Year Ended June 30, 2006
George Isaac	$23,750
Mark P. Murphy	$27,500
Michael Mesenbrink	$28,250
Valerio Giannini	$30,500

The Company's shareholders have approved the Directors' Plan pursuant to which non-employee directors may be granted options to purchase shares of the Company's Common Stock. In accordance with the Directors' Plan's provisions, the Board of Directors previously adopted a policy to grant each outside director an initial option to purchase 20,000 shares of Common Stock on the date of his commencement of service as a director and an option to purchase 15,000 shares on each anniversary date of such service, exercisable at the closing price on the date of such grant. The maximum term of each option is ten years. The options fully vest after 6 months and expire 90 days from the termination of the director's service on the Company's Board of Directors.

During the fiscal year ended June 30, 2006, the Company's Directors, Messrs. Isaac, Mesenbrink, Murphy, and Giannini, were each granted options to purchase 15,000 shares of Common Stock, exercisable at share prices of $3.30, $2.94, $3.24 and $2.44 per share, respectively.

CODE OF BUSINESS CONDUCT AND ETHICS

Our code of business conduct and ethics, as approved by our board of directors, can be obtained from our Internet site at http://www.pro-dex.com/code_of_ethics.php.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provisions of the code that relate to one of more of the items set forth in Item 406(b) of Regulation S-B, by describing on our Internet site, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted.

Information on our Internet site is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the Securities and Exchange Commission.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the directors and officers of the Company and any person who owns more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC") and the Nasdaq Capital Market. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file in accordance with Section 16(a).  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, that no other reports were required for those persons, the Company believes that, during the fiscal year ended June 30, 2006, its officers, directors and greater than 10% shareholders complied with all filing requirements applicable to such persons.

COMMUNICATIONS WITH DIRECTORS

        The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 151 E. Columbine Avenue, Santa Ana, California 92707.  To communicate with any of our directors electronically, a shareholder should send an email to the Company's Secretary: jeff.ritchey@pro-dex.com.

        All communications received as set forth in the preceding paragraph will be opened by the Company's Secretary for the sole purpose of determining whether the contents represent a message to one or more of the directors.  Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company's Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is the Company's policy that its directors are invited and encouraged to attend all of the Company's annual meetings of shareholders.  All of the directors were in attendance at the 2005 Annual Meeting.

Proposal No. 2

APPROVAL OF THE AMENDMENT AND RESTATEMENT
OF THE 2004 STOCK OPTION PLAN

General

The Company's 2004 Stock Option Plan (the "2004 Stock Option Plan") was initially approved by the Company's Board of Director's effective as of October 16, 2003 and approved by the Company's shareholders on December 11, 2003.  On October 18, 2006, the Compensation Committee and the Board of Directors approved an amendment and restatement of the 2004 Stock Option Plan to increase the aggregate number of shares of Common Stock authorized for issuance under the plan by 500,000 from 1,500,000 to 2,000,000 and add for restricted stock grants to the types of awards available for grant under the plan, subject to shareholder approval at the Annual Meeting.

The 2004 Stock Option Plan is designed to enable the Company to offer an incentive-based compensation system to the Company's key employees and officers. As of September 30, 2006, there were approximately 121 employees (including all current executive officers) eligible to participate in the 2004 Stock Option Plan.  The 2004 Stock Option Plan provides for the grant of incentive stock options, or ISOs, and nonqualified stock options, or NQOs.  If this proposal is approved the 2004 Stock Option Plan will also provide for grants of restricted stock.  The following summary description of the 2004 Stock Option Plan is qualified in its entirety by reference to the full text of the 2004 Stock Option Plan, a copy of which, as proposed to be amended and restated, is attached as Appendix A to this proxy statement.

Shares Subject to the 2004 Stock Option Plan

As of September 30, 2006, a total of 1,401,955 shares, net of cancelled or terminated shares, have been awarded or currently are subject to outstanding awards under the 2004 Stock Option Plan.  Of the 1,500,000 shares currently authorized under the 2004 Stock Option Plan, only 98,045 shares remain available for future awards under the 2004 Stock Option Plan.  If this proposal is approved, the aggregate number of shares authorized for issuance under the 2004 Stock Option Plan (including shares already awarded or currently subject to outstanding awards) would increase by 500,000 shares from 1,500,000 to 2,000,000.  Any shares of Common Stock that are subject to an award under the 2004 Stock Options Plan but are not used because the terms and conditions of the award are not met may again be used for awards under the 2004 Stock Option Plan.

As soon as practicable following shareholder approval of this proposal, the Company intends to register on Form S-8 under the Securities Act of 1933, as amended, the issuance of the increased amount of Common Stock available under the 2004 Stock Option Plan.

Administration

The 2004 Stock Option Plan is to be administered by the Company's Board of Directors or an appropriate committee of the Company's Board of Directors. The 2004 Stock Option Plan is currently administered by the Compensation Committee. It is the intent of the 2004 Stock Option Plan that it be administered in a manner such that restricted stock grants and option grants and exercises would be "exempt" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The Company's Board of Directors or an appropriate committee is empowered to select those eligible persons to whom restricted stock or options shall be granted under the 2004 Stock Option Plan, to determine the time or times at which options or restricted stock shall be granted, whether options will be ISOs or NQOs, and the number of shares to be subject to each option or restricted stock grant, and to fix the time and manner in which each option may be exercised, including the exercise price and option period, and other terms and conditions of such options and restricted stock, all subject to the terms and conditions of the 2004 Stock Option Plan. The Company's Board of Directors or an appropriate committee has sole discretion to interpret and administer the 2004 Stock Option Plan, and its decisions regarding the 2004 Stock Option Plan are final.

The 2004 Stock Option Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the Company's Board of Directors. Neither the Company's Board of Directors nor any committee may materially impair any outstanding options or restricted stock granted under the 2004 Stock Option Plan without the express consent of the holder of the option or restricted stock or increase the number of shares subject to the 2004 Stock Option Plan, materially increase the benefits to optionees under the 2004 Stock Option Plan, materially modify the requirements as to eligibility to participate in the 2004 Stock Option Plan or alter the method of determining the option exercise price without shareholder approval. No option or restricted stock may be granted under the 2004 Stock Option Plan after October 16, 2013.

Option Terms

ISOs granted under the 2004 Stock Option Plan must have an exercise price of not less than 100% of the fair market value of the Common Stock on the date the ISO is granted and must be exercised, if at all, within ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of the total voting securities of the Company on the date of grant, the exercise price may not be less than 110% of fair market value on the date of grant, and the option period may not exceed five years. NQOs granted under the 2004 Stock Option Plan must have an exercise price of not less than 85% of the fair market value of the Common Stock on the date the NQO is granted.

Options may be exercised during a period of time fixed by the Company's Board of Directors or an appropriate committee, except that no option may be exercised more than ten years after the date of grant. In the discretion of the Company's Board of Directors or an appropriate committee, payment of the purchase price for the shares of stock acquired through the exercise of an option may be made in the manner and for the type of consideration determined by the Company's Board of Directors or an appropriate committee, which may include cash, one or more promissory notes, shares of the Company's Common Stock, consideration received under a cashless exercise program implemented in connection with the 2004 Employee Option Plan, or any combination of the foregoing.

Restricted Stock Terms

If this proposal is approved, the 2004 Stock Option Plan will also provide for grants of restricted stock.  Restricted stock may be granted under the 2004 Stock Option Plan pursuant to restricted stock agreements.  Restricted stock may be granted in consideration for past or future services to be rendered to the Company or an affiliate of the Company, or in any other form of legal consideration acceptable to the Company's Board of Directors or an appropriate committee.  Shares of Common Stock acquired under a restricted stock grant may be subject to forfeiture to the Company in accordance with a vesting schedule as determined by the Company's Board of Directors or an appropriate committee.  In the event the recipient of a restricted stock grant ceases to be employed by either the Company or an affiliate of the Company, the Company may reacquire any forfeited shares that have not vested as of such termination under the terms of the applicable restricted stock agreement.  Rights to acquire shares under a restricted stock grant may be transferred only upon such terms and conditions as determined by the Company's Board of Directors or an appropriate committee.

Federal Income Tax Consequences

Options

Holders of NQOs do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of an NQO to the extent that the fair market value of the shares of Common Stock on the date of exercise of the NQO exceeds the exercise price paid. The Company will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO. In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his or her option.

Holders of ISOs will not be considered to have received taxable income upon either the grant or the exercise of the option. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either two years from the date of grant of the option or one year from the date of exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of the fair market value of the option stock minus the option price, or the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. The Company will be entitled to a tax deduction in regard to an ISO only to the extent the optionee has ordinary income upon the sale or other disposition of the option shares.

Upon the exercise of an ISO, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year and two-year periods described above, there should be no "item of tax preference" arising from the option exercise.

Restricted Stock

Upon receipt of a restricted stock grant, the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for the shares.  The Company will be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the recipient.  Certain different rules may apply to recipients who are subject to Section 16(b) of the Exchange Act.

However, if the shares issued upon the grant of restricted stock are unvested and subject to forfeiture, the recipient will not recognize any taxable income at the time of grant, but will have to report as ordinary income, as and when the forfeiture restrictions lapse, an amount equal to the excess of (i) the fair market value of the shares on the date the forfeiture restrictions lapse, over (ii) the purchase price, if any, paid for the shares.  The recipient may, however, elect under Section 83(b) of the Internal Revenue Code of 1986, as amended, to include as ordinary income in the year of the restricted stock grant an amount equal to the excess of (x) the fair market value of the shares on the date of grant, over (y) the purchase price, if any, paid for such shares.  If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the forfeiture restrictions lapse.

Generally

The tax discussion set forth above is included for general information only and is based upon present law. Each recipient or holder of options or restricted stock under the 2004 Stock Option Plan should consult his or her own tax advisor as to the specific tax consequences of the transaction to him or her, including application and effect of federal, state, local and other tax laws and the possible effects of changes in federal or other laws.

New Plan Benefits

Because awards under the 2004 Stock Option Plan are discretionary, no future awards under the 2004 Stock Option Plan are determinable at this time.

Possible Anti-Takeover Effects

Although not intended as an anti-takeover measure by the Board of Directors, one of the possible effects of the 2004 Stock Option Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the Company's officers (some of whom may also serve on the Board of Directors). These persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of the attempt.

In addition, options and restricted stock may, in the discretion of the Board of Directors or an appropriate committee, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments, or the vesting of unvested shares upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of the assets of the Company, or other attempted changes in the control of the Company. In the opinion of the Company's Board of Directors, such an acceleration provision merely ensures that holders of options and restricted stock under the 2004 Stock Option Plan will be able to exercise their options, and that their restricted stock will vest, as intended by the Company's Board of Directors and shareholders prior to any such extraordinary corporate transaction that might serve to limit or restrict that right. The Company's Board of Directors is, however, presently unaware of any threat of hostile takeover involving the Company.

Required Vote and Board Recommendation

Assuming the holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on this proposal, represented in person or by proxy, are present at the Annual Meeting, this proposal will be approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.  Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2004 STOCK OPTION PLAN.

Proposal No. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Company has appointed the firm of Moss Adams, LLP as the Company's independent certified public accountants for the fiscal year ending June 30, 2007, and requests the shareholders to ratify this appointment by the holders of a majority of the shares represented either in person or proxy at the Annual Meeting.  In the event that the shareholders do not ratify the selection of Moss Adams, LLP as the Company's independent public accountants, the Board of Directors will consider the selection of another independent public accounting firm.

A representative of Moss Adams, LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

ACCOUNTING FEES

The Audit Committee's policy is to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.  The Audit Committee considers whether the performance of any service by the Company's independent auditors is compatible with maintaining such auditor's independence.

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended June 30, 2006 and June 30, 2005 by the Company's auditors, all of which were preapproved by the Audit Committee:

	Fiscal 2006	Fiscal 2005
Audit Fees¹	$126,406	$100,000

Audit-Related Fees²	$86,131	$14,343

Tax Fees³	$31,951	$30,071

All Other Fees[4]	$ -	$ -

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Moss Adams LLP in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." This category includes fees related to the audit of Astromec, a business acquired during 2006; and consultation regarding accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standard or interpretation by the SEC, FASB or other regulatory or standard-setting bodies as well as general assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act of 2002.

(3) Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal state and local tax compliance, planning and advice.

(4) All Other Fees consist of fees for products and services other than the services reported above.

Required Vote and Board Recommendation

Although shareholder ratification is not required for the appointment of Moss Adams, LLP as the Company's independent public accountants for the fiscal year ending June 30, 2007, the Board of Directors has directed that this appointment be submitted to the Company's shareholders for ratification at the Annual Meeting.  Assuming the holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on this proposal, represented in person or by proxy, are present at the Annual Meeting, this proposal will be ratified and approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.  Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2007.

ANNUAL REPORT

The Company's Annual Report containing audited financial statements for the fiscal year ended June 30, 2006 accompanies this proxy statement.  Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

PROPOSALS OF SHAREHOLDERS

Pursuant to Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders which are intended for inclusion in the Company's proxy statement and proxy card and to be presented at the Company's next annual meeting must be received by the Company by July 2, 2007, in order to be considered for inclusion in the Company's proxy materials. Such proposals should be addressed to the Company's Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. Proposals by shareholders that are not intended for inclusion in the Company's proxy materials must also be received by the Company's Secretary no later than July 2, 2007.  Every shareholder notice must also comply with certain other requirements set forth in the Company's Bylaws, a copy of which may be obtained by written request delivered to the Company's Secretary.

OTHER MATTERS

The Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holder.

THE COMPANY'S SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

PRO-DEX, INC.

/s/ Jeffrey J. Ritchey
Corporate Secretary

Santa Ana, California
October 20, 2006

SHAREHOLDERS MAY OBTAIN FREE OF CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2006, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO:  INVESTOR RELATIONS, PRO-DEX, INC., 151 E. COLUMBINE AVE, SANTA ANA, CALIFORNIA 92707 OR CALLiNG (714) 241-4411.

APPENDIX A

PRO-DEX, INC.

FIRST AMENDED AND RESTATED
2004 STOCK OPTION PLAN

This First Amended and Restated 2004 Stock Option Plan (the "Plan") is adopted in consideration for services rendered and to be rendered to Pro-Dex, Inc. or any Related Company (as defined below).

1.         Definitions. The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

(a)     Award Shares: The shares of Common Stock underlying an Option or Restricted Stock granted to an Employee.

(b)     Board: The Board of Directors of Pro-Dex, Inc.

(c)     Code: The Internal Revenue Code of 1986, as amended.

(d)     Common Stock: The no par value common stock of Pro-Dex, Inc.

(e)     Company: Pro-Dex, Inc., a corporation incorporated under the laws of Colorado, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

(f)      Date of Grant: The date on which an Option is granted under the Plan.

(g)    Disinterested Person: A director who has not been granted or awarded equity securities pursuant to any plan of the Company or of any Related Company of the Company during one year prior to that director's service as an administrator of the Plan, except as otherwise provided in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to (i) participation in formula plans or ongoing securities acquisitions plans, and (ii) an election to receive securities for an annual retainer fee.

(h)     Employee: An Employee is an employee of the Company or any Related Company.

(i)      Fair Market Value: The Fair Market Value of the Option Shares. Such Fair Market Value as of any date shall be determined by the Committee as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date an Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange by which the Common Stock is traded, if the stock is then traded on a national securities exchange; or, (ii) the last reported sale price (on that date) of the Common Stock on NASDAQ, if the stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the stock is not reported on NASDAQ. However, if the Common Stock is not publicly-traded at the time an Option is granted under the Plan, Fair Market Value shall be deemed to be the fair value of the stock as determined in good faith by the Board or the Committee, and a written record of the method of determining such value shall be maintained.

(j)      incentive Stock Options ("ISOs"): "Incentive Stock Options" as that term is defined in Section 422 of the Code.

(k)     Key Employee: A person designated by the Committee who either is employed by the Company or a Related Company (see below) and upon whose judgment, initiative and efforts the Company or a Related Company is largely dependent for the successful conduct of its business; provided, however, that Key Employees shall not include those members of the Board who are not employees of the Company or a Related Company.

(l)       Non-Incentive Stock Options ("Non-ISOs"): Options which are not intended to qualify as "Incentive Stock Options" under Section 422 of the Code.

(m)     Option: The rights granted to an Employee to purchase Common Stock pursuant to the terms and conditions of an Option Agreement.

(n)     Option Agreement: The written agreement (and any amendment or supplement thereto) between the Company and an Employee designating the terms and conditions of an Option.

(o)      Committee: With respect to grants of Options to Employees who are not also Officers and/or Directors of the Company, the Plan shall be administered by a Committee ("Committee") composed of the Board or at least two members of the Board. With respect to grants of Options to Employees who are also Officers or Directors, the Plan shall be administered by a committee, selected by the Board, consisting of two or more persons, each of whom is a Disinterested Person. Such committee may also be deemed an Committee.

(p)      Option Shares: The shares of Common Stock underlying an Option granted to an Employee.

(q)      Optionee: An Employee who has been granted an Option.

(r)       Related Company: Any corporation that is a "parent corporation" or a "subsidiary corporation" with respect to the Company, as those terms are defined in Section 425 of the Code. The determination of whether a corporation is a Related Company shall be made without regard to whether the corporation or the relationship between the corporation and the Company now exists or comes into existence hereinafter.

(s)       Restricted Stock: Shares of Common Stock granted pursuant to the terms of Section 12 hereof.

(t)        Restricted Stock Agreement: The written agreement (and any amendment or supplement thereto) between the Company and an Employee designating the terms and conditions of Restricted Stock.

(u)       Stock Award: Any Option or Restricted Stock granted under this Plan.

2.         Purpose and Scope.

(a)       The purpose of this Plan is to advance the interests of the Company and its shareholders by affording Employees an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

(b)       This Plan authorizes the Committee to grant Stock Awards to Employees selected by the Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

3.         Administration of the Plan.

(a)      The Plan shall be administered by the Committee. The Committee shall have the authority granted to it under this Section and under each other Section of the Plan.

(b)      In accordance with and subject to the provisions of the Plan, the Committee shall select the Employees to receive Stock Awards and shall determine (i) the number of shares of Common Stock to be subject to each Stock Award, (ii) the time at which each Stock Award is to be granted, (iii) whether a Stock Award shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the purchase price for the Option Shares, (v) the option period, and (vi) the manner in which the Option becomes exercisable. In addition, the Committee shall fix such other terms of each Stock Award as the Committee may deem necessary or desirable. The Committee shall determine the form of Option Agreement or Restricted Stock Agreement to evidence each Stock Award.

(c)      The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

(d)      The Board may from time to time make such changes in and additions to the Plan as it may deem proper and in the best interest of the Company; provided, however, that no such change or addition shall impair any Stock Award previously granted under the Plan, and that the approval by the affirmative vote of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with the applicable laws of the State of California, shall be required for any amendment which would:

(i)         materially modify the eligibility requirements for receiving Stock Awards under the Plan;

(ii)        materially increase the benefits accruing to Employees under the Plan; or

(iii)       increase the number of shares of Common Stock that may be issued under the Plan.

(e)        All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Employees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to rights they may have as Directors of the Company be fully protected by the Company with respect to any such action, determination or interpretation.

(f)        It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration is at any time viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, that aspect shall be deemed to be modified, deleted, or otherwise changed as necessary to ensure continued compliance with the Rule 16b-3 requirements.

4.         Number of Shares. The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Committee is authorized to grant Options with respect to, a total number, not in excess of  2,000,000 shares of Common Stock, either treasury or authorized but unissued, or the number and kind of shares of stock or other securities which in accordance with Section 9 shall be substituted for the 2,000,000 shares or into which such 2,000,000 shares shall be adjusted. Such number of shares shall  include any options granted under any other stock option plan of the Company that may from time to time become subject to and governed by the terms and conditions of this Plan. All or any unsold shares subject to a Stock Award that for any reason expires or otherwise terminates, may again be made subject to Stock Awards under the Plan.

5.         Eligibility. Options which are intended to qualify as ISOs will be granted only to Key Employees. Key Employees and other Employees may hold more than one Option under the Plan and may hold Stock Awards under the Plan and options or awards granted pursuant to other plans or otherwise.

6.         Option Price. The Committee shall determine the purchase price for the Options Shares, provided that the purchase price to be paid by Optionees for the Option Shares which are intended to qualify as ISOs shall not be less than 100 percent of the Fair Market Value of the Option Shares at the time the ISO is granted. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than 85% of the Fair Market Value on the date as of which the NQO is granted, as determined by the Committee. The purchase price for the Option Shares shall be a fixed, and cannot be a fluctuating, price.

7.         Duration and Exercise of Options.

(a)        Each Option granted under the Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Committee shall have the right to accelerate the date of exercise of any Option, provided that the Committee shall not accelerate the exercise of any ISO granted if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code.

(b)        Except as otherwise permitted under Section 11, during the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided, that in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. However, if the Option is an ISO it may be exercised by the guardian or personal representative of the Optionee only if such guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of Section 422(b)(5) of the Code. Any opinion of counsel must be both from counsel and in a form acceptable to the Committee.

(c)        The Committee may determine whether any Option shall be exercisable as provided in Subsection (a) of this Section 7 or whether the Options shall be exercisable in installments only; if the Committee determines the latter, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

(d)        If the Optionee ceases to be employed by either the Company or a Related Company because of the death or permanent and total disability (as defined in Section 22(e) (3) of the Code) of the Optionee, any Option held by the Optionee at the time his employment ceases may be exercised within 90 days after the date his employment ceased, but only to the extent that the Option was exercisable according to its terms on the date the Optionee's employment ceased. After such 90-day period, any unexercised portion of an Option shall expire.

(e)        Notwithstanding the provisions of Subsection (d) of this Section 7, if an Optionee's employment by the Company or a Related Company ceases for any reason other than the Optionee's death or permanent and total disability, any unexercised portion of any Option held by the Optionee at the time his employment ceases may be exercised within 30 days after the date his employment ceased, but only to the extent that the Option was exercisable according to its terms on the date the Optionee's employment ceased. After such date, any unexercised portion of an Option shall expire.

(f)        Each Option shall be exercised in whole or part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $2,000.

(g)       To the extent required to qualify for the exemption provided by Rule 16b-3 under the Exchange Act, and any successor provision, at least six months must elapse from the date of acquisition of an Option by any person who is subject to the reporting requirements of Section 16(a) of the Exchange Act to the date of exercise of such Option or disposition of the Option Shares.

8.         Payment for Option Shares. If the purchase price of the Option Shares purchased by any Optionee at one time exceeds $2,000, the Committee may permit all or part of the purchase price for the Option Shares to be paid by the Optionee by (a) delivering to the Company shares of the Company's Common Stock previously owned by the Optionee with a Fair Market Value as of the date of payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash, (b) having shares withheld from the amount of shares to be received by the Optionee, (c) delivering an irrevocable subscription agreement obligating the Optionee to take and pay for the shares to be purchased within one year of the date of such exercise, or (d) complying with any other payment mechanisms as the Committee may approve from time to time. As a condition to the exercise of any Option granted under this Plan, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or withholding tax obligations which may arise in connection with such exercise. The issuance, transfer or delivery of certificates of shares of Common Stock pursuant to the exercise or Options may be delayed, at the discretion of the Committee, until the Committee is satisfied that the applicable requirements of federal and state securities laws and the withholding provisions of the Code have been met. Until such person has been issued a certificate or certificates for the Option Shares so purchased, he or she shall possess no rights of a recordholder with respect to any of such shares.

9.         Change in Stock, Adjustments, Inc.

(a)        In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation reorganization, recapitalization, stock dividends, reclassification, split-up, combination or shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option thereunder, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting shareholders) shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

(b)        In the event of any such changes or exchanges, the Committee shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, or kind, or Option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Committee shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan

10.        Relationship to Employment. Nothing contained in the Plan, or in any Stock Award granted pursuant to the Plan, shall confer upon any recipient or holder of a Stock Award any right with respect to continuance of employment by the Company or any Related Company, or interfere in any way with the right of the Company or any Related Company to terminate the employment of a Stock Award recipient or holder at any time.

11.        Nontransferability of Option. No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, pursuant to a qualified domestic relations order as defined in the Code, or pursuant to the Employee Retirement Income Security Act or rules promulgated thereunder; except that (a) Optionees who are not subject to Section 16(b) of the Exchange Act may upon written notice transfer an Option (i) to an Optionee's spouse, parents, siblings, or lineal descendants, or (ii) to a trust for the benefit of the Optionee or any of the Optionee's spouse, parents, siblings, or lineal descendants, or (iii) to any corporation or partnership controlled by the Optionee; and (b) Optionees who are subject to Section 16(b) of the Exchange Act may transfer Options to immediate family members and family trusts. No Option shall be subject to execution, attachment or similar process. Except as specifically provided herein, any attempt to transfer the Option shall void the Option.

12.        Restricted Stock: The Committee may grant shares of Restricted Stock pursuant to this Plan.  To the extent consistent with the Company's Bylaws, at the Committee's election, shares of Restricted Stock may be (i) held in book entry form subject to the Company's instructions until any restrictions relating to the Restricted Stock lapse, or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Committee and shall contain an appropriate legend clearly stating that the transferability of the Restricted Stock represented by the certificate is restricted by the Restricted Stock Agreement and this Plan.  The Restricted Stock Agreements shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate from time to time and the terms and conditions of separate Restricted Stock Agreements need not be identical; provided, however, that each Restricted Stock Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a)        Consideration. Restricted Stock may be awarded in consideration for (A) past or future services actually or to be rendered to the Company or a Related Company, or (B) any other form of legal consideration that may be acceptable to the Committee in its sole discretion and permissible under applicable law.

(b)        Vesting. Shares of Restricted Stock may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Committee in its sole discretion and set forth in the Restricted Stock Agreement.

(c)        Termination of Service. In the event a Restricted Stock holder ceases to be employed by either the Company or a Related Company, the Company may receive pursuant to a forfeiture provision to be determined by the Committee in its sole discretion and set forth in the Restricted Stock Agreement, any or all Restricted Shares that have not vested as of the date of termination.

(d)        Transferability. Rights to acquire shares of Common Stock under a Restricted Stock Agreement shall be transferable by the holder only upon such terms and conditions as are set forth in the Restricted Stock Agreement, as the Committee shall determine in its sole discretion, so long as such Common Stock remains subject to the terms and conditions of the Restricted Stock Agreement.

13.        Rights as a Shareholder. No person shall have any rights as a shareholder with respect to any shares covered by an Stock Award until that person shall become the holder of record of such shares (whether or not subject to forfeiture) and, except as provided in Section 9, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

14.        Securities Laws Requirements. No Award Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended ("Securities Act"), any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option, each Restricted Stock certificate and each Award Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

15.        Disposition of Shares. Each Optionee, as a condition of exercise, and each Restricted Stock holder, as a condition to the Restricted Stock grant, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Award Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Award Shares will be sold or otherwise distributed in violation of the Securities Act, or any other applicable federal or state securities laws; (c) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, he will (i) not violate Section 16(b) of the Exchange Act, (ii) furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) timely file all reports required under the federal securities laws; and (d) that he will report all sales of Award Shares to the Company in writing on a form prescribed by the Company.

16.        Effective Date of Plan; Termination Date of Plan. The Plan shall be effective on the date of the approval of the Plan by the affirmative vote of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with applicable law. The initial Plan was adopted, subject to shareholder approval, by the Board as of October 16, 2003 and approved by the shareholders on December 11, 2003. This first amended and restated Plan was adopted, subject to shareholder approval, by the Board as of October 18, 2006. The Plan shall terminate on October 16, 2013, except as to Stock Awards previously granted and outstanding under the Plan at that time. No Stock Awards shall be granted after the date on which the Plan terminates. In no event may the Option period exceed ten years from the date on which the Option is granted. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

17.        Limitation on Amount of Option. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If an Optionee holds ISOs that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of the ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of the limit, shall be deemed to be NQOs.

18.        Ten Percent Shareholder Rule. With respect to ISOs, no Option may be granted to a Key Employee who, at the time the Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any "parent corporation" or "subsidiary corporation" as those terms are defined in Section 425 of the Code, unless at the time the Option is granted the purchase price for the Option shares is at least 110 percent of the Fair Market Value of the Option Shares at the time the ISO is granted and such Option by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of the preceding sentence, stock ownership shall be determined as provided in Section 425 of the Code.

19.        Withholding Taxes. The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Award including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares to be issued upon the exercise of any Option.

20.        Change in Control, Stock Dividends, Reorganization and Other Extraordinary Actions.

(a)        If (i) the Company shall at any time be involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any "corporate transaction" described in the regulations thereunder; (ii) the Company shall declare dividends payable in, or shall subdivide or combine, its Common Stock or (iii) any other event with substantially the same effect shall occur, the Committee shall, with respect to each outstanding Option, proportionately adjust the number of Option Shares and/or the exercise price per share so as to preserve the rights of the Optionee substantially proportionate to the rights of the Optionee prior to such event, and to the extent that such action shall include an increase or decrease in the number of Option Shares subject to outstanding Options, the number of shares available under this Plan shall automatically be increased or decreased, as this case may be, proportionately, without further action on the part of the Committee, the Company or the Company's shareholders.

(b)        If the Company is liquidated or dissolved, the Committee may allow the holders of any outstanding Options to exercise all or any part of the unvested portion of the Options held by them; provided, however, that such Options must be exercised prior to the effective date of such liquidation or dissolution. If the Option Holders do not exercise their Options prior to such effective date, each outstanding Option shall terminate as of the effective date of the liquidation or dissolution.

(c)        The grant of a Stock Award shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or part of its business or assets.

(d)        In the event of a Change in Control (as defined below) of the Company, the Committee may, in its discretion, accelerate all outstanding Options so that they immediately become fully vested and immediately exercisable for the duration of the term of the Option. For purposes of this Subsection (d), "Change in Control" shall mean either one of the following: (i) when any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than a shareholder of the Company on the date of this Plan), the Company, a subsidiary or a Company Employee Benefit Plan, (including any trustee of such Plan acting as trustee) becomes, after the date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities; or (ii) the occurrence of a transaction requiring shareholder approval, arid involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

(e)        If at any time the Company declares an Extraordinary Dividend, as defined below, all Options shall accelerate and thereupon become fully vested and immediately exercisable for the duration of the term of the Option. For purposes of this Subsection (e), "Extraordinary Dividend" shall mean a cash dividend payable to holders of record of the Common Stock in an amount in excess of 10% of the then Fair Market Value of the Company's Common Stock.

21.        Other Provisions.

(a)        The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

(b)        Any expenses of administering the Plan shall be borne by the Company.

(c)        This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

(d)        The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its shareholders under the Plan. All other questions and obligations under the Plan shall be construed and enforced in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

(e)        Notwithstanding anything to the contrary contained in this Plan, the following provisions, in compliance with the California Corporate Securities Law of 1968 and the rules and regulations promulgated thereunder, shall apply to the Plan and all Options granted under the Plan:

(i)         Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee. Each Option granted to an Optionee shall provide for the right to exercise at the rate of at least 20% per year over five years from the date the Option is granted, subject to reasonable conditions such as continued employment; however, in the case of an Option granted to officers, directors, managers or consultants of the Company, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

(ii)        (A) if the Optionee's employment with the Company terminates for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company), he or she may, at any time before the expiration of thirty days after termination or before expiration of the Option, whichever first occurs, exercise the Option (to the extent that the Option was exercisable by him or her on the date of the termination of his or her employment); (B) if the Optionee's employment terminates due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), the Option may be exercised by the Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of six months after termination or before expiration of the Option, whichever first occurs (to the extent that the Option was exercisable by him or her on the date of the termination of his or her employment); and (C) in the event of the death of the Optionee, an Option exercisable by him or her at the date of his or her death shall be exercisable by his or her legal representative(s), legatee(s), or heir(s), or by his or her beneficiary or beneficiaries so designated by him or her, as the case may be, within six months after his or her death or before the expiration of the Option, whichever first occurs (to the extent that the Option was exercisable by him or her on the date of his or her death).

(iii)       Optionees under the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually.

(iv)       Except as permitted by rule 701 of the Securities Act, Options granted under the Plan are nontransferable other than by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to immediate family. The term "immediate family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and also includes adoptive relationships.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 30, 2006

The undersigned hereby appoints George Isaac and Michael A. Mesenbrink, and each of them, individually, as attorneys and proxies, with full power of substitution, to represent and vote, as designated below, all shares of Common Stock of Pro-Dex, Inc. held of record by the undersigned on October 13, 2006, at the Annual Meeting of Shareholders to be held at the DoubleTree Hotel Santa Ana, 201 E. MacArthur Blvd, Santa Ana, California 92707 on November 30, 2006, at 8:00 a.m., local time, and at any and all adjournments or postponements thereof.

1.                   To elect a Class III director as follows (circle one):

FOR approval of the election of the Class III nominee listed below (except as marked to the contrary below).	WITHHOLD AUTHORITY to vote for the Class III nominee listed below.

Mark P. Murphy

2.         To approve the amendment and restatement of the Company's 2004 Stock Option Plan (circle one).

FOR	AGAINST	ABSTAIN

3.         To ratify the appointment of Moss Adams, LLP as the Company's independent auditors for the fiscal year ending June 30, 2007 (circle one).

FOR	AGAINST	ABSTAIN

4.         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" all Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:____________, 2006

Name:_________________

Common Shares:_________

_______________________
Signature

_______________________
Signature (if jointly held)

Please sign exactly as name appears in the records of Pro-Dex, Inc. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

End of Filing